Equipment Note Payable - Schedule of Maturities of Long-term Debt (Detail) $ in Thousands	Dec. 31, 2019 USD ($)
Debt Disclosure [Abstract]
2020	$ 6,000
2021	6,000
2022	6,000
2023	6,000
2024	6,000
Total	$ 30,000